UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2012

KLA-TENCOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-09992	04-2564110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Technology Drive, Milpitas, California		95035
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 875-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As noted in Item 5.07 below, amendments to the Amended and Restated Certificate of Incorporation of KLA-Tencor Corporation (the “Company”) to declassify the Company’s Board of Directors (collectively, the “Certificate Amendments”) were approved by the Company’s stockholders at the Company’s fiscal year 2012 Annual Meeting of Stockholders held on November 7, 2012 (the “2012 Annual Meeting”). The amendments have also been approved by the Company’s Board of Directors, effective upon the approval of such amendments by the Company’s stockholders at the 2012 Annual Meeting. The Certificate Amendments were filed with the Secretary of State of the State of Delaware on November 8, 2012 and became effective as of November 8, 2012.

In addition, the Company’s Board of Directors approved amendments to Sections 1, 2 and 3 of Article II of the Company’s Amended and Restated Bylaws to declassify the Company’s Board of Directors consistent with the Certificate Amendments, effective as of the date of approval of the Certificate Amendments by the Company’s stockholders at the 2012 Annual Meeting (i.e., November 7, 2012).

The descriptions above are qualified in their entirety by the Certificate Amendments and the Amended and Restated Bylaws, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

As noted in Item 5.03 above, the Company held its 2012 Annual Meeting on November 7, 2012.  Of the 166,793,170 shares of the Company’s common stock outstanding as of September 18, 2012 (the record date), 149,478,007 shares, or 89.62%, were present or represented by proxy at the 2012 Annual Meeting. Four proposals were considered at the 2012 Annual Meeting.

Proposal One. The stockholders elected the Company’s four Class II nominees to the Company’s Board of Directors to each serve for a three-year term, each until his successor is duly elected. The table below presents the results of the election:

Name	For	Withheld	Broker Non-Votes
Robert P. Akins	90,752,388	44,658,962	14,066,657
Robert T. Bond	133,234,705	2,176,645	14,066,657
Kiran M. Patel	134,651,026	760,324	14,066,657
David C. Wang	134,673,111	738,239	14,066,657

The Company’s Class I directors (Robert M. Calderoni, John T. Dickson and Kevin J. Kennedy) and Class III Directors (Edward W. Barnholt, Emiko Higashi, Stephen P. Kaufman and Richard P. Wallace) were not subject to reelection at the 2012 Annual Meeting, and their respective terms of office as members of the Board of Directors continued after the meeting.

Proposal Two. The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013. The table below presents the voting results on this proposal:

For	Against	Abstentions	Broker Non-Votes
146,530,514	2,686,072	261,421	0

Proposal Three. The stockholders approved a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to declassify the Company’s Board of Directors. The table below presents the voting results on this proposal:

For	Against	Abstentions	Broker Non-Votes
135,012,083	244,741	154,526	14,066,657

Proposal Four. The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement. The table below presents the voting results on this proposal:

For	Against	Abstentions	Broker Non-Votes
131,115,788	3,597,231	698,331	14,066,657

Item 8.01	Other Events.

In its meeting held on November 7, 2012, the Compensation Committee of the Company’s Board of Directors approved technical amendments to the Company’s 2010 Executive Severance Plan (the “2010 Severance Plan”) to bring the provisions of the 2010 Severance Plan into documentary compliance with the applicable requirements of Section 409A of the Internal Revenue Code and the Treasury regulations issued thereunder (collectively, “Section 409A”) and thereby continue to facilitate the administration of the 2010 Severance Plan in compliance with those requirements. In its meeting held on November 8, 2012, the independent members of the Company’s Board of Directors approved identical technical amendments to the Company’s Executive Severance Plan (the “Original Severance Plan”), a plan under which the Company’s Chief Executive Officer participates. The Company does not deem the amendments to either the 2010 Severance Plan or the Original Severance Plan to be material. Specifically, the following amendments to the 2010 Severance Plan and Original Severance Plan were approved:

•
Section 3(a) of each plan was revised to state more explicitly that a participant’s execution and delivery of a general waiver and release (a “Required Release”), within a specified number of days set forth in the applicable plan after the date of the participant’s separation from service, is a pre-condition to receiving severance benefits under the applicable plan;

•
Section 3(a) of each plan was further revised to state that the effective date of the Required Release must be on or before the date that is 60 days following the participant’s separation from service;

•
A new Section 3(a)(i) was added to each plan, which states that, if a separation from service occurs at a time during the calendar year when the Required Release could potentially become effective in the calendar year following the calendar year in which the separation from service occurs (whether or not it actually becomes effective in the following year), then any severance payments and benefits under the applicable plan that would constitute an item of deferred compensation under Section 409A will be paid on the first normal payroll run to occur during the calendar year following the calendar year in which such separation from service occurs, or, if later, (A) the first normal payroll run after the Required Release actually becomes effective, or (B) such time as otherwise required by the plan; and

•
Sections 4(b), (c) and (d) of each plan were each revised to state that the first payment of benefits under such section will begin on the first normal payroll run after the Required Release becomes effective, except as required by the new Section 3(a)(i) summarized above.

The foregoing description of the amendments to the 2010 Severance Plan and the Original Severance Plan is qualified in its entirety by reference to the 2010 Severance Plan and Original Severance Plan, complete copies of which will be attached as exhibits to the Company’s Quarterly Report on Form 10-Q for the period ending December 31, 2012, which the Company expects to file with the Securities and Exchange Commission on or prior to February 11, 2013.

In its meeting held on November 7, 2012, the Compensation Committee of the Company’s Board of Directors also approved a technical amendment to Section 8.3 of the Company’s Executive Deferred Savings Plan (“EDSP”) to provide that any EDSP participant who makes a hardship withdrawal from the Company’s 401(k) plan will not be eligible to make any deferral elections under the EDSP for the then-subsequent plan year. The Company does not deem the amendment to the EDSP to be material.

The foregoing description of the amendment to the EDSP is qualified in its entirety by reference to the EDSP, which will be attached as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending December 31, 2012, which the Company expects to file with the Securities and Exchange Commission on or prior to February 11, 2013.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company effective as of November 8, 2012
3.2	Amended and Restated Bylaws of the Company effective as of November 7, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION

Date:	November 13, 2012	By: /s/ BRIAN M. MARTIN
Name: Brian M. Martin
Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Company effective as of November 8, 2012
3.2	Amended and Restated Bylaws of the Company effective as of November 7, 2012